UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐  Definitive Information Statement

Northwest Biotherapeutics, Inc.
(Name of Registrant As Specified in Charter)

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Peter Campitiello, Esq.
Tarter Krinsky & Drogin LLP
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New York, New York 10018
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NORTHWEST BIOTHERAPEUTICS, INC.
4800 Montgomery Lane, Suite 800
Bethesda, Maryland 20814

Dear Shareholders:

We are writing to advise you that our Board of Directors and shareholders holding a majority of our outstanding voting common stock have authorized the attached Certificate of Amendment of the Seventh Amended and Restated Certificate of Incorporation of Northwest Biotherapeutics, Inc. (the “Company”) to increase the number of the Company’s authorized shares of common stock to 450,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”). This increase in our authorized Common Stock does not affect our authorized preferred stock, which is currently 20,000,000 shares of preferred stock, par value $0.001 per share.

These actions were approved by written consent on November 29, 2011 by our Board of Directors and a majority of our shareholders in accordance with Section 141 and Section 228 of the Delaware General Corporation Law.  Our directors and majority of shareholders owning 56.7% of our outstanding Common Stock, as of the record date of November 29, 2011, have approved this amendment after carefully considering it and concluding that approving the amendment was in the best interests of our Company and our shareholders.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) days after the date of this Information Statement has been mailed to our shareholders.  This Information Statement is first mailed to you on or about December __, 2011.

Please feel free to call us at (240) 497-9024 should you have any questions on the enclosed Information Statement.

For the Board of Directors of NORTHWEST BIOTHERAPEUTICS, INC.

By:	/s/ Linda M. Powers
Name: Linda M. Powers Title: President and Chief Executive Officer

NORTHWEST BIOTHERAPEUTICS, INC.
4800 Montgomery Lane, Suite 800
Bethesda, Maryland 20814

INFORMATION STATEMENT REGARDING ACTION TO BE TAKEN BY WRITTEN CONSENT OF
MAJORITY SHAREHOLDERS IN LIEU OF A SPECIAL MEETING

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to the shareholders of Northwest Biotherapeutics, Inc. (the “Company”) in connection with the proposed amendment to the Certificate of Incorporation of the Company to increase the number of the Company’s authorized shares of common stock to 450,000,000 shares of common stock (the “Common Stock”), par value $0.001 per share (the “Authorized Stock Increase” or the “Amendment”). This Information Statement has been prepared by our management.

"We," "us," "our," the “Registrant” and the "Company" refers to Northwest Biotherapeutics, Inc., a Delaware corporation.  The amendment to the Company’s Certificate of Incorporation is sometimes referred to as the “Amendment”.

SUMMARY OF CORPORATE ACTIONS

On November 29, 2011, our Board of Directors and the holder of a majority of the Company’s Common Stock approved the amendment to the Company’s Certificate of Incorporation which will authorize the Amendment.  The Amendment was approved by written consent of the shareholders holding approximately 56.7% of our outstanding Common Stock (the “Majority Shareholders”). Pursuant to the Delaware General Corporation Law, the Amendment is required to be approved by the holders of a majority of our issued and outstanding voting securities. This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our shareholders at a special shareholders' meeting convened for the specific purpose of approving the Amendment. The Company’s voting securities consist of Common Stock. Each share of Common Stock is entitled to one vote per share on any matter requiring shareholder vote.  In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the Majority Shareholders. The elimination of the need for a meeting of shareholders to approve this action is made possible by Section 228 of the Delaware General Corporation Law, as may be amended, which provides that the written consent of the holders of a majority of the outstanding shares of voting capital stock, having no less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present.

As of December 15, 2011, there were 149,283,254 issued and outstanding shares of our Common Stock.

The date on which this Information Statement was first sent to shareholders is on or about December __, 2011 (the “Mailing Date”).  Inasmuch as we will have provided this Information Statement to our shareholders of record as of the record date of November 29, 2011 (“Record Date”) no additional action will be undertaken pursuant to such written consent. Shareholders of record on the Record Date who did not consent to the Amendment are not entitled to dissenter's rights under Delaware law.

The Amendment will be effective twenty (20) days after this Information Statement is first mailed to our shareholders.  No further vote of our shareholders is required.

THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENT IS COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q.           Why did I receive this Information Statement?

A.           Applicable laws require us to provide you information regarding the Amendment even though your vote is neither required nor requested for the Amendment to become effective.

Q.           What will I receive if the Amendment are completed?

A.           Nothing.  The Amendment will only modify the Certificate of Incorporation.

Q.           When do you expect the Amendment to become effective?

A.           The Amendment will become effective upon the filing of the Amendment with the Secretary of State of Delaware.  A copy of the Form of the Certificate of Amendment is attached to this Information Statement as Exhibit A.  We expect to file the Certificate of Amendment with the Secretary of State of Delaware no less than 20 days after this information statement has been sent to you.

Q.           Why am I not being asked to vote?

A.           The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendment pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company's Board of Directors, is sufficient under Delaware law, and no further approval by our shareholders is required.

Q.           What do I need to do now?

A.           Nothing.  This information statement is purely for your information and does not require or request you to do anything.

ACTION BY THE BOARD OF DIRECTORS
AND
CONSENTING SHAREHOLDERS

In accordance with Section 141 and 228 of the Delaware General Corporation Law, the following actions were taken based upon the approval of the Company's Board of Directors and the written consent of the holders of a majority of the shares of the Company’s Common Stock.  On November 29, 2011, our Board of Directors, believing it to be in the best interests of the Company and its shareholders, approved the Amendment.

Effective Time of the Amendment

We intend to file, as soon as practicable on or after the twentieth (20th) day after this Information Statement is sent to our shareholders, a Certificate of Amendment effectuating the Amendment with the Secretary of State of Delaware.  The Certificate of Amendment will become effective at the close of business on the date the Certificate of Amendment is accepted for filing by the Secretary of State of Delaware. It is presently contemplated that such filing will be made approximately twenty (20) days from the date that this Information Statement is sent to our shareholders. A copy of the Form of Certificate of Amendment is attached to this Information Statement as Appendix A and incorporated herein by reference. The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the Secretary of State of Delaware to effectuate the Amendment.

No Appraisal Rights for the Amendment

Under Delaware law, the Company’s shareholders are not entitled to appraisal rights with respect to the Amendment and the Company will not independently provide shareholders with any such right.

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK TO 450,000,000

The Amendment authorizes the increase of the number of the Company’s authorized common stock to 450,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”).  Our Board of Directors believes it is in the Company’s best interests and the best interests of our shareholders to increase the number of shares of our authorized Common Stock to allow for the issuance of shares of our Common Stock or other securities in connection with such potential issuances and such other purposes as our Board of Directors determines.

The increase in the authorized number of shares of our Common Stock will permit our Board of Directors to issue additional shares of our capital stock without further approval of our shareholders. Our Board of Directors does not intend to seek shareholder approval prior to any issuance of the authorized capital stock unless shareholder approval is required by applicable law or stock market or exchange requirements.  Although from time to time we review various transactions that could result in the issuance of shares of our capital stock, we have not reviewed any transaction to date.

We do not currently have in place provisions which may have an anti-takeover effect.  The increase in the authorized number of shares of our Common Stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our Common Stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board of Directors.

The issuance of additional shares of our Common Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our Common Stock, and such issuance may not require shareholder approval.  It may also adversely affect the market price of our capital stock.  However, if additional shares are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our Common Stock may increase.

DESCRIPTION OF SECURITIES

Description of Common Stock

Number of Authorized and Outstanding Shares.  We are authorized to issue 150,000,000 shares of Common Stock, $0.001 par value per share, of which 149,283,254 shares were outstanding on December 15, 2011.  All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights.  Holders of shares of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the shareholders.  Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all shareholders. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Other.  Holders of Common Stock have no cumulative voting rights.  Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock.  There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent.  Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed.  No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state security laws.  The Company’s transfer agent for its Common Stock is BNY Mellon Shareowner Services, 520 Pike Street, Suite 1220, Seattle, Washington 98101.

Description of Preferred Stock

The Company’s Certificate of Incorporation authorizes the issuance of 20,000,000 shares of blank check preferred stock from time to time in one or more series.  The Board of Directors is authorized to determine, prior to issuing any such series of preferred stock and without any vote or action by the shareholders, the rights, preferences, privileges and restrictions of the shares of such series, including dividend rights, voting rights, terms of redemption, the provisions of any purchase, retirement or sinking fund to be provided for the shares of any series, conversion and exchange rights, the preferences upon any distribution of the assets of the Company, including in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the preferences and relative rights among each series of preferred stock.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of December 15, 2011 with respect to any person (including any "group", as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities, and as to those shares of the Company's equity securities beneficially owned by each its directors, the executive officers of the Company and all of its directors and executive officers of the Company and all of its directors and executive officers as a group.  Unless otherwise specified in the table below, such information, other than information with respect to the directors and officers of the Company, is based on a review of statements filed, with the Securities and Exchange commission (the "Commission") pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to the Company's Common Stock.

The table also shows the number of shares beneficially owned as of December 15, 2011 by each of the individual directors and executive officers and by all directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage(1)
Officers and Directors
Alton L. Boynton, Ph.D.(2)	3,074,719	2.0%
Marnix L. Bosch, Ph.D., M.B.A.(3)	1,820,056	1.2%
Linda F. Powers(4)	112,174,363	59.1%
Robert A. Farmer (5)	1,300,968	0.9%
Les Goldman (6)	3,220,823	2.1%
All executive officers and directors as a group (5 persons)(7)	121,590,929	61.6%

5% Security Holders
Toucan Capital Fund II, L.P.(8)	27,162,363	16.6%
4800 Montgomery Lane, Bethesda, MD 20814
Toucan Partners, LLC(9)	28,609,290	16.8%
4800 Montgomery Lane, Bethesda, MD 20814
Regen Med Acquisition Corp (10)	11,144,165	7.1%
1313 N. Market Street, Suite 5100 Wilmington, DE 19801
Al Rajhi Holdings (11)	6,353,872	4.3%
Rue Maurice 3, 1204 Geneve, Switzerland
Al Salam Opportunities Limited 4th Floor Harbour Center P.O. Box 613 George Town Grand Cayman, British West Indies, KY1-1001	2,590,270	1.7%
The Richard M. Schulze Family Trust (12)	8,902,175	6%
8500 Normandale Lake Blvd, Suite 1750,
Minneapolis, MN 55347
Cognate BioServices, Inc.(13)	48,500,000	32.5%
4800 East Shelby Drive, Suite 108, Memphis, TN

(1)	Percentage represents beneficial ownership percentage of common stock calculated in accordance with SEC rules and does not equate to voting percentages.
(2)	Includes 2,833,715 shares of common stock issuable upon exercise of options that are exercisable within 60.
(3)	Includes 1,486,039 shares of common stock issuable upon exercise of options that are exercisable within 60 days.

(4)
Includes (i) 12,866,324 shares of common stock held by Toucan Capital; (ii) 14,296,039 shares of common stock currently issuable upon exercise of warrants that are exercisable within 60 days held by Toucan Capital; (iii) 7,946,447shares of common stock held by Toucan Partners; (iv) 12,516,924 shares of common stock currently issuable upon exercise of warrants that are exercisable within 60 days; (v) 8,145,919 shares of common stock currently issuable upon conversion of convertible loans held by Toucan Partners; (vi) 5,530,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days; and (vii) 46,000,000 shares of common stock held by Cognate BioService, Inc. (“Cognate”) and 2,500,000 shares of common stock issuable upon conversion of amounts due to Cognate which are issuable upon conversion within 60 days. Ms. Powers is a managing member of Toucan Management, LLC, which is the manager of Toucan Capital; is a managing member of Toucan Partners and controls a majority of the stock of Cognate BioServices, Inc.

(5)
Includes 328,397 shares of common stock currently issuable upon exercise of warrants that are exercisable within 60 days and 140,000 shares issuable on conversion of a loan held by Mr. Farmer convertible within 60 days.

(6)
Includes 1,824,262 shares of common stock currently issuable upon exercise of warrants that are exercisable within 60 days; 875,000 shares of common stock issuable upon the exercise of options exercisable within 60 days and 224,000 shares of common stock issuable upon conversion of loans held by Mr. Goldman convertible within 60 days.

(7)
Includes 10,724,754 shares issuable to officers and directors upon exercise of options that are exercisable within 60 days; 28,965,622 shares of common stock currently issuable upon exercise of warrants that are exercisable within 60 days; and 8,509,919shares of common stock issuable upon conversion of convertible notes and amounts due to  Toucan Partners.

(8)	Includes 14,296,039 shares of common stock currently issuable upon exercise of warrants that are exercisable within 60 days held by Toucan Capital.
(9)
Includes 12,516,924 shares of common stock currently issuable upon exercise of warrants that are exercisable within 60 days and 8,145,919 shares of common stock currently issuable upon conversion of convertible loans held by Toucan Partners.

(10)	Includes 7,416,703 shares of common stock currently issuable upon exercise of warrants that are exercisable within 60 days held by Regen Med.
(11)	Includes 1,743,411 shares of common stock currently issuable upon exercise of warrants that are exercisable within 60 days held by Al Rajhi.
(12)	Includes 2,307,972 shares of common stock currently issuable upon exercise of warrants that are exercisable within 60 days held by the Richard M. Schulze Family Trust.
(13)
Includes 46,000,000 shares of common stock held by Cognate BioService, Inc. (“Cognate”) and 2,500,000 shares of common stock issuable upon conversion of amounts due to Cognate which are issuable upon conversion within 60 days.

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission (“SEC”). You may read and copy any document The Company filed at the SEC's public reference rooms at 100 F Street, NE, Washington, D.C. 20549.  Please call the SEC at (202) 942-8088 for more information on the operation of the public reference rooms. Copies of The Company’s SEC filings are also available to the public from the SEC's web site at www.sec.gov.

The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by The Company with the Securities and Exchange Commission (SEC File Number 0001072379 and contain important information about the Company and its finances, are incorporated into this Information Statement:

• Our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 was filed with the Commission on April 21, 2011.

• Our Quarterly Reports on Form 10-Q filed for the quarter ending September 30, 2011, June 30, 2011, and March 31, 2011 were filed on November 14, 2011, August 15, 2011 and May 20, 2011 respectively.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. The Annual Report incorporated by reference into this Information Statement is being delivered to our stockholders along with this Information Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Information Statement on Schedule 14C to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

By:	/s/ Linda M. Powers
Name: Linda M. Powers Title: President and Chief Executive Officer

APPENDIX A

CERTIFICATE OF AMENDMENT
OF THE SEVENTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
NORTHWEST BIOTHERAPEUTICS, INC.
a Delaware Corporation

Pursuant to Section 242 of the
General Corporation Law of the
State of Delaware

Northwest Biotherapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: that, by written action of the Board of Directors of the Corporation, a resolution was duly adopted, pursuant to Section 141 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation, as amended, of the Corporation and declaring such amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to such amendment. The resolution setting forth the amendment is as follows:

RESOLVED, that Article IV, Section 1(a) of the Seventh Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by striking out Article IV, Section 1(a) thereof and by substituting in lieu of said Article the following new Article:

Article IV:  1 (a) The total number of shares of stock that the Corporation shall have the authority to issue is 470,000,000 shares of capital stock, consisting of (i) 450,000,000 shares of common stock, par value $0.001 per shares (the “Common Stock”) and (ii) 20,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

SECOND:  The amendment of the Certificate of Incorporation has been duly adopted and the written consent has been given in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signed on: ________ _, _______

Name: Linda M. Powers Title: President and Chief Executive Officer